UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2023

WYTEC INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

001-39478	46-0720717
(Commission File Number)	(I.R.S. Employer Identification No.)

19206 Huebner Road, Suite 202, San Antonio, Texas 78258

(Address of principal executive offices) (Zip Code)

(210) 233-8980

(Registrant’s telephone number, including area code)

________________________________________________

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

☐ Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock	None	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                     Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5.	CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensation Arrangements. On November 22, 2023, the Board of Directors of Wytec International, Inc., a Nevada corporation (the “Company”), authorized an amendment to the currently outstanding warrant to purchase up to 2,000,000 shares of the common stock of the Company (the “Warrant”) owned by William H. Gray, the Chairman, Chief Executive Officer, and President of the Company, changing the expiration date of the Warrant from December 31, 2023 to December 31, 2025 in order to give Mr. Gray more time to exercise the Warrant. A copy of the Amendment to the Warrant is attached to this Report at Exhibit 4.1.

On November 22, 2023, the Board of Directors of the Company authorized the issuance to each director of the Company of $18,750 of shares of the Company’s common stock, based on the most recent valuation report received by the Company for its common stock, for each quarter of valuable services provided to the Company by such director from the date of such director’s appointment through September 30, 2023 as follows: 175,709 shares to Mr. William H. Gray, 30,134 shares to Ms. Erica Perez, 25,806 shares to Mr. Christopher Stuart, 25,806 shares to Dr. Sam Khoury, and 24,714 shares to Mr. Gary Stein.

On November 22, 2023, the Board of Directors of the Company also authorized the adoption of a compensation plan for the directors of the Company pursuant to which each quarter, commencing for the fourth quarter of 2023, each director will receive $18,750 of shares of the Company’s common stock in consideration for such director’s valuable services as a director of the Company (i) based on the most recent valuation report received by the Company for its common stock if the Company’s common stock is not quoted on the NASDAQ Capital Market or equivalent or higher public securities trading market (each a “Trading Market”) during the applicable quarter or (ii) based on the average closing price that is quoted on a Trading Market (if more than one, the one with the then highest trading volume) during the applicable quarter if the Company’s common stock is quoted on a Trading Market at any time during applicable quarter.

SECTION 9.	FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

(d)       Exhibits

99.1       Amendment to Warrant, dated November 22, 2023.

104        Cover Page Interactive Data File (formatted in inline XBRL).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WYTEC INTERNATIONAL, INC.

(Registrant)

Date: November 28, 2023	By:	/s/ William H. Gray
William H. Gray, Chief Executive Officer

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